Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,578,715.57
Previously Paid Amount	0.00
Total Fee Amount	1,007.21
Total Offset Amount	0.00
Net Fee	$ 1,007.21